SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant                       X

Filed by a Party Other than the Registrant

Check the appropriate box:
X	Preliminary Proxy Statement
__	Confidential, for Use of the Commission Only
__	Definitive Proxy Statement
__	Definitive Additional Materials
__	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SKYLYNX COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________
(Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
X	No fee required
__	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
__	Fee Paid previously with preliminary materials.
__

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

SKYLYNX COMMUNICATIONS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ______________, 2005

The Annual Meeting of Shareholders of SkyLynx Communications, Inc. (the "Company") will be held at _________________________________________ on ______________, 2005 at ___:00 o'clock __.m. local time for the purpose of considering and voting upon the following:

1.	To elect five (5) Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.
2.	To ratify our selection of our independent certified public accountants.
3.	To adopt and approve a reverse split of our common stock;
4.	Any other matters properly brought before said meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement. Only holders of outstanding shares of the Company's common stock of record at the close of business on __________________, 2005 will be entitled to vote at the meeting or any adjournment thereof.

A copy of the Company's Annual Report to Shareholders, including financial statements for the year ended June 30, 2004, is being mailed to shareholders concurrently with our Proxy Statement.

Shareholders are cordially invited to attend the meeting in person.

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD PROMPTLY FILL IN, SIGN AND DATE THE ENCLOSED PROXY STATEMENT AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary, by receipt or a proxy properly signed and dated subsequent to an earlier proxy, and by revocation of a written proxy by request in person at the Annual Meeting of Shareholders. If not so revoked, the shares represented by the proxy will be voted in accordance with your instruction on the proxy form.
SKYLYNX COMMUNICATIONS, INC.
____________________________________ Kenneth L. Marshall, Secretary

SKYLYNX COMMUNICATIONS, INC.

PROXY SOLICITED ON BEHALF OF THE COMPANY

The undersigned hereby constitutes and appoints Gary L. Brown or ____________________________ (SEE NOTE BELOW) or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys or attorney and proxies of the undersigned to attend the Annual Meeting of the Shareholders of SkyLynx Communications, Inc (the "Company") to be held at the Centre Club, 123 South Westshore Boulevard, 8th Floor, Tampa, Florida on _______, 2005 at __:00 o'clock __.m. local time, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.
(1)	FOR _______________	WITHHOLD AUTHORITY _____________
To elect all of the nominees listed below:
Gary L. Brown, Alfredo Chang, Stephen Rogers, Steven D. Smith, Robert Weiss

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name below)

_____________________________________________________________
(2)	FOR __________	AGAINST __________	ABSTAIN ___________
To ratify our selection of our independent public accountants
(3)	FOR __________	AGAINST __________	ABSTAIN ___________
To approve a reverse split of the Company's common stock
(4)	FOR __________	AGAINST __________	ABSTAIN ___________

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1 AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Receipt is acknowledged of Notice of Annual Meeting and Proxy Statement for the meeting.
Date _______________________________________, 2005
_______________________________________________ Name (please type or print)
_______________________________________________ Signature
_______________________________________________ Signature, if held jointly

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SKYLYNX COMMUNICATIONS, INC.
500 Ringling Boulevard
Sarasota, Florida 34242

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

        This Proxy Statement is being furnished to the shareholders of SkyLynx Communications, Inc. (respectively, the "SkyLynx Shareholders" and "SkyLynx" or the "Company") in connection with the solicitation by SkyLynx of proxies to be used at the Annual Meeting of SkyLynx Shareholders on _____, 2005 (the "Annual Meeting"), at the time, place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournment thereof. When the accompanying proxy is properly executed and returned, the shares of common stock it represents will be voted at the Annual Meeting, and where a choice has been specified on a proxy, will be voted in accordance with such specification. If no choice is specified on a proxy, the shares it represents will be voted

*	FOR the election of five (5) Directors;
*	FOR the ratification of Cordovano & Honeck as the Company's independent registered public accounting firm for the fiscal year ended June 30, 2005;
*

FOR the proposal to adopt and approve a reverse split as may be determined by the Board of Directors, up to a ratio of one-for-five (1-for-5), of the issued and outstanding shares of our common stock and issued and outstanding options, warrants and other rights convertible into shares of our common stock, all at the discretion of our Board of Directors to be implemented in the future as and when determined by our Board of Directors; and

according to the judgment of the persons named in the enclosed proxies as to any other action which may properly come before the Annual Meeting or any adjournment thereof.

        In the event the Annual Meeting is, for any reason, adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Annual Meeting. At the adjourned meeting, any business may be transacted which might have been transacted at the original Annual Meeting.

ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

        This Statement is being mailed on or about _______________, 2005, to SkyLynx Shareholders eligible to vote at the Annual Meeting. Concurrently with the mailing of this Statement, SkyLynx is furnishing to its shareholders SkyLynx's Annual Report on Form 10-KSB for its fiscal year ended June 30, 2004.

        SkyLynx is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone, telegraph or other personal solicitations of certain SkyLynx Shareholders and brokers by one or more of the Directors or by Officers or employees of SkyLynx. SkyLynx may request banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, SkyLynx has not made any contracts or arrangements for such solicitations; hence they cannot identify any parties or estimate the cost of such solicitation.

        Only SkyLynx Shareholders of record as of the close of business on _______, 2005 (the "Record Date"), will be entitled to vote at the Annual Meeting. Representation of a majority of SkyLynx's shares of common stock outstanding on the SkyLynx Record Date, either in person or by proxy, constitutes a quorum for the Annual Meeting. When a quorum is present, the vote by a plurality of the shares represented at the Meeting shall decide the election of directors; and on all other matters, a proposal will be ratified if votes in favor of the proposal are greater than votes against the proposal. As of the Record Date, SkyLynx had outstanding _____________________ shares of common stock, with each share being entitled to one vote.

THE ANNUAL MEETING

        The Board is furnishing this Proxy Statement and the accompanying proxy to shareholders of SkyLynx as part of the solicitation of proxies for use at the Meeting. This Proxy Statement and the enclosed form of proxy are first being mailed to the shareholders of SkyLynx on or about ____________, 2005.

Date, Time and Place of Meeting

        The Meeting will be held at ___________________________________, on _________, at _________, local time.

Matters to be Considered

        The purpose of the Meeting is to consider and vote upon the following matters:

*	to elect five (5) Directors;
*	to ratify Cordovano & Honeck as the Company's independent registered public accounting firm for the fiscal year ended June 30, 2005; and
*

to ratify and approve a reverse stock split at the discretion of the Board of Directors of up to a one-for-five (1-for-5) reverse split (the "Reverse Split") (every ten shares of the Company's common stock will be exchanged and reduced to one share)

        Management of SkyLynx does not know of any other matter to be brought before the Meeting other than as referred to in this Proxy Statement. If any other business should properly come before the Meeting, the persons named in the proxy will vote upon those matters in their discretion.

Record Date and Outstanding Shares

        The Board has fixed the close of business on _________, 2005, as the Record Date for determining shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were approximately ____ shareholders of record of SkyLynx common stock and ____________________ shares of SkyLynx common stock outstanding and entitled to vote, with each share entitled to one vote.

Quorum

        The presence in person or by properly executed proxy of holders of a majority of the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will not be considered present at the meeting for purpose of determining a quorum.

Required Vote

        Directors shall be elected by a plurality of the votes of the shares present at the meeting either in person or represented by proxy and entitled to vote on the election of directors. On all other matters presented to a vote of the shareholders at the Meeting, a Proposal will be deemed ratified and adopted if it receives more votes in favor of such proposal than are cast against such Proposal. Abstentions will have the legal effect of a withheld vote in the election of Directors; abstentions will have the legal effect of a vote against a Proposal on all other matters. With respect to a broker non-vote on the Proposal, such shares will not be considered present at the Meeting, and will not be counted in the voting with respect to such matter.

        The officers and directors of SkyLynx have indicated that they intend to vote their shares FOR each director. These individuals own shares representing a total of ___________________ shares, or approximately _____% of the total number of shares of SkyLynx common stock outstanding as of the Record Date.

Proxies

        All shares of common stock represented at the Meeting either in person or by properly executed proxies received prior to or at the Meeting and not duly and timely revoked will be voted at the Meeting in accordance with the instructions in such proxies. If no such instructions are indicated, such shares will be voted in favor of all the proposals and, in the discretion of the proxyholder as to any other matter which may be incidental to the Meeting as may properly come before such Meeting. SkyLynx knows of no other matters other than as described in the Notice of Annual Meeting that are to come before the Meeting. If any other matter or matters are properly presented for action at the Meeting, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, including any adjournment or postponement of the Meeting, unless such authorization is withheld.

        A shareholder who has given a proxy may revoke it at any time prior to its exercise by: (i) giving written notice thereof to the Secretary of SkyLynx at our principal executive offices at or prior to the taking of the vote at the Meeting; (ii) signing and returning to the Secretary of SkyLynx at our principal executive offices a later dated proxy prior to the taking of the vote; or (iii) voting in person at the Meeting; however, mere attendance at the Meeting will not itself have the effect of revoking the proxy.

Solicitation of Proxies; Expenses

        The costs of filing and printing this Proxy Statement and the materials used in this solicitation will be borne by SkyLynx. In addition to solicitation by mail, the directors, officers, and employees of SkyLynx may solicit proxies from shareholders by telephone or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to SkyLynx shareholders. SkyLynx may reimburse these custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred.

YOU SHOULD NOT SEND STOCK CERTIFICATES WITH YOUR PROXY CARD.

SUMMARY OF PROPOSALS TO BE DECIDED AT THE ANNUAL MEETING

        The following summary only highlights selected information from this document and may not contain all of the information that is important to you. To understand each Proposal fully, you should carefully read this entire document.

        1.         Proposal No. 1 - Election of Directors. The Directors of the Company have voted to nominate five (5) Directors for election to hold office until the next Annual Meeting of the Shareholders and until their successors are elected and qualified. The persons named in the accompanying form of Proxy intend, in the absence of contrary instructions, to vote all proxies FOR the election of the following nominees:
1.	Gary L. Brown
2.	Alfredo Chang
3.	Stephen Rogers
4.	Steven D. Smith
5.	Robert Weiss

                   All nominees have consented to stand for election and to serve if elected. If any such nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

        2.        Proposal No. 2 - Selection of Independent Registered Public Accounting Firm for the Company. The Board of Directors of the Company has approved the selection of the firm of Cordovano & Honeck, LLP as independent accountants for the Company for the fiscal year ending June 30, 2005. Cordovano & Honeck, LLP has examined and reported on the financial statements of the Company for the fiscal years ended June 30, 2004 and June 30, 2003 as well as provided services related to filings made with the Securities and Exchange Commission. The selection of Cordovano & Honeck, LLP is hereby being submitted to the Shareholders for ratification at the Annual Meeting.

       3.      Proposal No. 3 - Approval of a Reverse Split of Outstanding Securities. The Board of Directors of the Company has approved a proposal to implement a reverse split of all of our outstanding securities, including all issued and outstanding shares of common stock, options, warrants and other rights exercisable to purchase or convertible into shares of our equity securities. We are seeking the approval of our shareholders for a reverse split of any ratio determined by our Board of Directors, up to a maximum of one-for-ten (1-for-10). The reverse split will be implemented when and as determined by our Board of Directors. The implementation of a reverse split of our outstanding securities requires the approval of our shareholders under applicable state statutory law.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Our Board of Directors has voted to nominate five (5) Directors for election to hold office until the next Annual Meeting of our Shareholders and until their successors are elected and qualified. Each of the following nominees currently serves as a Director of our Company and has consented to be nominated to serve as a Director of the Company for the following year.

        a.        Nominees:

                   In the absence of contrary instructions, the persons named in the accompanying form of Proxy intend to vote all proxies FOR the election of the following nominees:
1.	Gary L. Brown
2.	Alfredo Chang
3.	Stephen Rogers
4.	Steven D. Smith
5.	Robert Weiss

                   Each of the nominees is currently a Director of the Company.

        b.        Recommendations to Shareholders.

                   The SkyLynx Board of Directors believes that the election of each of the above named nominees is in the best interest of the SkyLynx Shareholders, and unanimously recommends a vote FOR Proposal No. 1.

        c.        Votes Required:

                   Directors shall be elected by a plurality of the votes present at the meeting either in person or by proxy and entitled to vote on the election of directors.

                   The Company's Articles of Incorporation expressly prohibit cumulative voting. Therefore, the holders of a majority of the Company's shares voting at a meeting at which a quorum is present could elect all of the Directors. It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all or one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five (5) years, directorships and certain other affiliations and information are set forth below:

        d.        Information Concerning Directors, Director Nominees and Executive Officers
Name	Age	Position	Director/Officer Since
Gary L. Brown	56	Chief Executive Officer, Director	2002
Alfredo Chang	31	Director	2004
Stephen L. Rogers	61	Director	2002
Steven D. Smith	51	Chief Operating Officer, Director	2005
Robert Weiss	55	Director	2004
Kenneth L. Marshall	65	Secretary and General Counsel	2002
Daniel J. Sullivan	49	Chief Financial Officer	2003
Joseph P. Williamson	45	Vice-President Field Engineering	2004

___________________________

Directors and Director Nominees:

        Gary L. Brown, age 56, CEO, Board Member - Prior to SkyLynx, Mr. Brown was Chairman of the Board and founder of LineShark Communications, Inc. a regional Internet Service Provider. Mr. Brown was an original founder of Inforum Communications, Inc. (formerly known as SkyLynx Communications, Inc.) based in Denver, Colorado and served as its Chairman of the Board, President and CEO for over two years. Inforum Communications is an Internet service provider embarking on a rapid acquisition strategy similar to LineShark concentrating on the Pacific Rim region of the country. Mr. Brown resigned his position at Inforum to devote his full time to LineShark. Within two years following Mr. Brown's resignation as an officer and director of LineShark, LineShark filed a voluntary petition in bankruptcy. In addition, Mr. Brown served as a director of Cable Corporation of America, Inc. during the period that it was subject to a voluntary petition in bankruptcy under Chapter 11 of United States Bankruptcy Code. Mr. Brown was in the securities industry from 1973 until approximately 1997 as a registered securities principal in both Colorado and Florida. Mr. Brown attended Central Missouri State University from 1967 to 1972.

        Alfredo Chang, age 32, Board Member, joined the board of directors in February 2004. Since November 2003, he has been Vice President, High Grade and Emerging Markets Portfolio Manager for GE Asset Management. From January 2002 to November 2003, he was Vice President, Portfolio Manager for GE Asset Management. From August 2000 to January 2002, he served as an Assistant Portfolio Manager for GE Financial Assurance. From April 1996 until August 2000, he held the positions of Regional Investment Officer and Portfolio Manager with AIG Global Investment Corp. in New York. Between 1993 and 1996, he held positions with Bankers Trust, Salomon Brothers and Merrill Lynch. Mr. Chang has a BS in Business from the University of Florida, 1993. He is a member of the New York Society of Security Analysts; the Association of Investment Management and Research, and the GE Asian Pacific American Network.

        Stephen L. Rogers, age 62, Board Member, has more than 30 years of senior management experience in the broadcast television industry. He served as the President and CEO of WEDU, Tampa, Fla., one of the most-viewed public television stations in the nation. He has been recognized both locally and nationally for his leadership, technical expertise and business acumen, most recently with the prestigious 21st Century Award by America's Public Television Stations and as TV Station Manager of The Year by Tampa Bay Magazine. Mr. Rogers served as Chairman of the Board of the Florida Public Broadcasting Service for two years and a board member for ten years. He has also been a member of the board of directors of the Florida Association of Broadcasters for four years. He also served on numerous committees in Washington, D.C. assisting congressional staff in the drafting of public broadcasting legislation addressing new technologies.

       Steven D. Smith, age 51, COO and Board Member, began his career as a mechanical engineer in 1972. In 1978, Mr. Smith founded Manutek, Inc. and served as the company's CEO until 1993. In 1994, he became the Vice-President of Sales & Marketing of LMI. From 1996 to 1998, he served as Chief Operating Officer and Director of Apollo International of Delaware, Inc. In 1998, he moved to Paradigm Manufacturing/Creative Engineering Concepts, Inc., where he served as President and CEO. From 2001 to 2003, Mr. Smith was employed with Advanced Flow Technology Company. He was employed with Chariot Manufacturing Company, Inc. from 2003 to 2004. Mr. Smith attended Indiana University from 1973 to 1976.

       Robert Weiss, age 55, Board Member, has been a principal in Black Knight Ventures, an investment-banking firm, since 2002. Additionally, he has been the President of Atlantic American Partner and Executive Vice-President of Atlantic American Holdings since 2002. From 2000 to 2002, he was Senior Vice-President and Managing Director of Merchant Banking of Communications Equity Associates. From 1998 to 2000, he served as a director at Paine Webber, Inc. From 1996 to 1998, Mr. Weiss served as the Executive Vice-President and Chief Operating Officer of Zurich Investment Management. From 1992 to 1996, he served as a partner and as the Director of Marketing for Weiss, Peck & Greer. From 1986 to 1992, he was the Managing Director and General Manager of the Western Region for SEI Corporation. From 1985 to 1986, Mr. Weiss worked with Bank of America as the Vice-President and Group Marketing Manager of the Business Services Division. Mr. Weiss has an MBA from Boston University (1975) and a BS from the US Military Academy at West Point (1971).

        Each Director will be elected to serve until the next Annual Meeting of Shareholders in 2006 or until a successor is duly elected and qualified.

Executive Officers:

        Kenneth L. Marshall age 65, Secretary and General Counsel, has been a member of the Florida Bar since 1972. He served as Secretary and General Counsel for the Company since its inception. He also formerly served as Secretary and General Counsel to LineShark Communications, Inc. Within two years following his resignation as Secretary and General Counsel of LineShark Communications, Inc., that company filed a voluntary petition in bankruptcy. His area of practice is commercial law. He holds a J.D. degree from The Washington College of Law, The American University and a B.S. in Business Management from Florida Atlantic University.

        Daniel J. Sullivan, age 49, Chief Financial Officer, joined the Company in November, 2003. Prior to joining the Company, Mr. Sullivan was chief financial officer of Selective HR Solutions, Inc., a subsidiary of Selective Insurance Group, from November 1997 until October 2003. Previously, he served as Chief Financial Officer for Stacey's Buffet, Inc., publicly-held restaurant chain from November 1995 until November 1997. From February 1994 through November 1995 Mr. Sullivan was chief financial officer of Quality Products, Inc., a publicly-held manufacturing and steel service company. Mr. Sullivan was chief financial officer of a privately owned industrial and medical gas distributor from March 1993 through February 1994. From April 1990 through March 1993, Mr. Sullivan was chief financial officer of the trailer manufacturing division of Oshkosh Truck Corporation. Additionally, Mr. Sullivan is a Certified Public Accountant and spent six years in the audit department at KPMG where he left as Senior Manager in 1986. Mr. Sullivan has a BS Degree in Business Administration (Accounting) from San Diego State University (1980).

        Joseph P. Williamson, age 45, Vice-President Field Engineering, joined the Company in January 2004. From November 2002 to December 2003, he was a consultant to the Company. From January 2000 to June 2001, he was Vice President Engineering for Metropolitan Area Networks, Inc., where he led the development of a wireless broadband network using excess DTV spectrum. From May 1998 to the present, he has served as President of Total Video Service, Inc. Mr. Williamson holds a BS in Electrical Engineering from the University of Florida (1985).

        No family relationship exists between any director or executive officer.

        Except as disclosed above, there are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

        Except as set forth above with respect to Messrs. Brown and Marshall, during the last five (5) years no director or officer of the Company has:
a.

had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

b.	been convicted in a criminal proceeding or subject to a pending criminal proceeding;
c.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

d.

been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

        Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than the Board of Directors believes could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

        2.        Meetings and Committees of the Board of Directors

                        a.        Meetings of the Board of Directors

                        During the fiscal year ended June 30, 2004, ___ meetings of the Board of Directors were held, including regularly scheduled and special meetings. All meetings were held either in person or by telephone conference and were attended by 100% of the then serving directors. On September 2, 2004, Steven Jesson resigned as a Director. On September 13, 2004, Kevin Gorman, then acting as Chief Operating Officer of the Company, and Robert Weiss, were elected to the Board of Directors. Effective November 18, 2004, Mr. Gorman resigned as COO and on January 28, 2005, Mr. Gorman resigned from the Board of Directors. To fill the vacancy created by Mr. Gorman's resignation, on February 17, 2005, Steven Smith was elected to serve as Chief Operating Officer and as a member of the Board o Directors. Outside directors are also eligible to participate in the Company's 2002 Equity Incentive Plan, although as of the date of this proxy statement there have been no grants of option to those directors under the Plan and there exist no commitments to grant those persons options under the Plan.

                        b.        Committees

                       The board appoints committees to help carry out its duties. In particular, board committee's work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meetings with the full board.

                       During the fiscal year ended June 30, 2004, the Board did have an Audit Committee and, Compensation Committee, but did not have a standing Nomination Committee or any other standing committees. The Board of Directors as a whole served the functions of a nomination committee.

Audit Committee

        The audit committee is currently composed of the following directors:

Robert Weiss
Stephen Rogers

        The Board of Directors has determined that Messrs. Weiss and Rogers are "independent" within the meaning of the National Association of Securities Dealers, Inc.'s listing standards. For this purpose, an audit committee member is deemed to be independent if he does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.

        The Board of Directors has determined that none of the members of the audit committee qualify as an "audit committee financial expert" within the meaning of Item 401(e)(2) of Regulation SB. The audit committee lacks an audit committee financial expert due principally to its historical lack of funds necessary to compensate such a person.

        The audit committee met on one occasion during fiscal 2004, which was attended by 100% of its members. The committee is responsible for accounting and internal control matters. The audit committee:
-	reviews with management, the internal auditors and the independent auditors policies and procedures with respect to internal controls;
-	reviews significant accounting matters;
-	approves the audited financial statements prior to public distribution;
-	approves any significant changes in accounting principles or financial reporting practices;
-	reviews independent auditor services; and
-	recommends to the board of directors the firm of independent auditors to audit our consolidated financial statements.

In addition to its regular activities, the committee is available to meet on all of the independent accountants, controller or internal auditor whenever a special situation arises.

Report of Audit Committee

          The members of the Audit Committee submit the following report pursuant to Item 306 or Regulation SB:
1.	The Audit Committee has reviewed and discussed the audited financial statements with management;
2.	The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;
3.

The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees) as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

4.

Based on the review and discussions referred to in paragraphs (a)(1) through (a)(3) of this Item, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Commission.

                                                                                          Respectfully submitted,
                                                                                          Robert Weiss
                                                                                          Stephen Rogers

          The Audit Committee of the Board of Directors has adopted a charter which is attached to this Proxy Statement as Exhibit A.

Compensation Advisory Committee

        The compensation advisory committee is currently composed of the following directors:

Alfredo Chang
Stephen Rogers
Gary Brown (ex officio)

        Our chief executive officer, Gary Brown, serves as an ex officio member of the compensation advisory committee. The compensation advisory committee met on four occasions during fiscal 2004, which were attended by 100% of its members. The compensation advisory committee:
-

recommends to the board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation advisory committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;

-	administers our compensation plans for the same executives;
-	determines equity compensation for all employees;
-	reviews and approves the cash compensation and bonus objectives for the executive officers; and
-	reviews various matters relating to employee compensation and benefits.

Nomination Process

        The Board of Directors has not appointed a standing nomination committee and does not intend to do so during the current year. The process of determining director nominees has been addressed by the board as a whole, which consists of four members. The board has not adopted a charter to govern the director nomination process.

        Of the currently serving five directors, Messrs. Rogers, Chang, Smith and Weiss would each be deemed to be independent within the meaning of the National Association of Securities Dealers, Inc.'s listing standards. For this purpose, a director is deemed to be independent if he does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.

        The board of directors has not adopted a policy with regard to the consideration of any director candidates recommended by security holders, since to date the board has not received from any security holder a director nominee recommendation. The board of directors will consider candidates recommended by security holders in the future. Security holders wishing to recommended a director nominee for consideration should contact Mr. Daniel Sullivan, Chief Financial Officer, at the Company's principal executive offices located in Sarasota, Florida, and provide to Mr. Sullivan, in writing, the recommended director nominee's professional resume covering all activities during the past five years, the information required by Item 401 of Regulation SB, and a statement of the reasons why the security holder is making the recommendation. Such recommendation must be received by the Company before September 30 following the most recently completed fiscal year.

        The board of directors believes that any director nominee must possess significant experience in business and/or financial matters as well as a particular interest in the Company's activities.

        All director nominees identified in this proxy statement were recommended by our President and Chief Financial Officer and unanimously approved by the board of directors.

Shareholder Communications

        Any shareholder of the Company wishing to communicate to the board of directors may do so by sending written communication to the board of directors to the attention of Mr. Steven D. Smith, Chief Operating Officer, at the principal executive offices of the Company. The board of directors will consider any such written communication at its next regularly scheduled meeting.

        Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

                      c.          Director Compensation

          Outside members of our Board of Directors are compensated for their services through grants of shares of common stock. For their services to date, the following directors have received the following numbers of shares of our common stock in consideration of their services:
Director	Shares of Common Stock
Alfredo Chang	475,000
Steve Rogers	514,286
Robert Weiss	250,000
Stephen Smith	250,000

                      d.          Code of Ethics

          Our Board of Directors has adopted a Code of Business Conduct and Ethics for all of our directors, officers and employees. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Such requests should be made in writing and addressed to Investor Relations, SkyLynx Communications, Inc., 500 John Ringling Blvd., Sarasota Florida 34236. Further, our Code of Business Conduct and Ethics was filed as an exhibit to our most recent annual report on Form 10KSB for the fiscal year ended June 30, 2004. You may also inspect a copy of our Code of Business Conduct and Ethics by visiting our internet web site at www.skylynx.com.

        3.        Remuneration and Executive Compensation

        The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO"), and the Company's four (4) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.
TABLE 1
SUMMARY COMPENSATION TABLE
					Long Term Compensation
	Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)	Options/ SARs (#)	LTIP Payouts ($)	All Other Compensa- tion ($)
Gary L. Brown	2004	75,000	-0-	-0-	-0-	-0-	-0-	-0-
	2003	75,000	-0-	-0-	-0-	-0-	-0-	-0-
Bryan L. Walker	2002	-0-	-0-	-0-	-0-	100,000	-0-	-0-
	2001	-0-	-0-	-0-	-0-	150,000	-0-	-0-

The Board of Directors approved a base annual salary for Mr. Brown of $150,000 beginning January 1, 2004. For fiscal 2004, Mr. Brown's salary was accrued but not paid due to a lack of working capital.

Table 2 Option/SAR Grants in Last Fiscal Year Individual Grants
Name	Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Gary L. Brown	0	0	N/A	N/A

Table 3 Aggregated Options/SAR Exercised In Last Fiscal Year And Fy-End Option/SAR Values
Name	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at 06/30/03	Value of Unexercised In-the-Money Options at 6/30/03
			Exercisable/Unexercisable	Exercisable/Unexercisable
Gary L. Brown	0	0	0	0
Bryan L. Walker	250,000	$129,843	0	0
1.

Options are in the money if the market value of the shares covered thereby is greater than the option exercise price. This calculation is based on the estimated fair market value of the common stock at June 30, 2004, of $.12 per share, less the exercise price.

        4.         Compliance With Section 16(a) of the Exchange Act:

        Under the securities laws of the United States, the Company's directors, its executive officers and any persons holding more than 10% of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report any failure to file by these dates during fiscal 2003 and fiscal 2004. In making this report, the Company has relied on the written representations of its directors and officers or copies of the reports that they have filed with the Commission. Based upon these sources of information, it would appear that during the period covered, Gary Brown failed to file ten reports covering ten transactions in a timely fashion, Alfredo Chang failed to file three reports covering three transactions in a timely fashion, Daniel Sullivan failed to file two reports covering two transactions in a timely fashion, Robert Weiss failed to file two reports covering two transactions in a timely fashion, Kenneth Marshall failed to file four reports covering four transactions in a timely fashion, Kevin Gorman failed to file three reports covering three transactions in a timely fashion, Gus Yepes failed to file two reports covering two transactions in a timely fashion, Stephen Rogers failed to file three reports covering three reports in a timely fashion, Steven Jesson failed to file one report covering one transaction in a timely fashion, and Robert Francis failed to file one report covering one transaction in a timely fashion.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE ELECTION OF THE NOMINEES AS DIRECTORS

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF AUDITORS

        The Board of Directors has selected the firm of Cordovano & Honeck, LLP, independent certified public accountants, to serve as auditors for the fiscal year ending June 30, 2005. Cordovano & Honeck, LLP has been the Company's accountants continuously since November 2002. It is not expected that a member of Cordovano & Honeck, LLP will be present at the Annual Meeting and that a member of that firm will be available to either make a statement or respond to appropriate questions. Ratification of the selection of our auditors is not required under the laws of the State of Delaware, or applicable rules or regulations of the Securities and Exchange Commission but will be considered by the Board of Directors in selecting auditors for future years.

        The following table details aggregate fees billed for fiscal year ended June 30, 2004 by Cordovano & Honeck for:
*	Professional services rendered for the audit of the Company's annual consolidated financial statements and the reviews of the Company's quarterly consolidated financial statements;
*	Financial information systems design and implementation; and
*	All other services:

	2004	2003
Audit fees - audit of annual financial statements and review of financial statements included in our quarterly reports, services normally provided by the accountant in connection with statutory and regulatory filings.	$21,804	$24,850
Audit-related fees - related to the performance of audit or review of financial statements not reported under "audit fees" above	0	0
Tax fees - tax compliance, tax advice and tax planning	0	0
All other fees - services provided by our principal accountants other than those identified above	0	0
Total fees paid or accrued to our principal accountants	$21,804	$24,850

        Neither the Board of Directors nor the Audit Committee of the Board of Directors has considered whether the provision of the services covered by the caption "Financial Information System Design and Implementation" or "Other" in the above table is compatible with Cordovano & Honeck's independence.

        Votes Required.

        Ratification of the selection of Cordovano & Honeck to serve as auditors for the fiscal year ending June 30, 2005will require an affirmative vote of a majority of the outstanding shares of common stock of the Company represented in person or by proxy at the Annual Meeting and voting on this Proposal.

        Management Recommendation

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF CORDOVANO & HONECK.

PROPOSAL NO. 3
REVERSE STOCK SPLIT

Mechanics of Reverse Stock Split.

        We are seeking your authorization to undertake, at our discretion in the future, up to a one-for-ten (1-for-10) Reverse Split of our outstanding shares of Common Stock and outstanding options, warrants and other rights convertible into shares of Common Stock. The authorization sought in this Proposal No. 3 would grant the Board of Directors additional authority to implement through one or more additional reverse splits a further recapitalization of our outstanding securities, not to exceed in the aggregate a reverse split of one-for-ten (1-for-10). We request your approval to effect a Reverse Split of our securities at such time in the future as we may determine, in our sole discretion, to be in the best interest of the Company and our shareholders. Once implemented, the Reverse Split would result in each holder of our Common Stock on the Record Date owning fewer shares of Common Stock than they owned immediately before the Reverse Split, and outstanding options, warrants, and other convertible rights will become exercisable to purchase a fewer number of shares of Common Stock at an exercise price per share increased by the factor of the Reverse Split. Fractional shares, options and warrants will be rounded up to the nearest whole.

        If our shareholders approve the Reverse Split as currently described, we will be authorized to implement the Reverse Split within the foregoing parameters if we chose to do so at any time and until such time as the authorization is revoked by a majority vote of our shareholders at a future regular or special meeting of the our shareholders. If and when implemented, we will cause our stock transfer agent to provide each Shareholder of record written notice of such implementation together with a description of the effect thereof.

        The Reverse Stock Split will not affect in any manner the rights and preferences of our shareholders. There will be no change in the voting rights, right to participate in stock or cash dividends, or rights upon the liquidation or dissolution of the Company of holders of Common Stock; nor will the Reverse Split affect in any manner the ability of our shareholders to sell under Rule 144 or otherwise engage in market transactions in accordance with federal and state securities laws.

        The Reverse Stock Split will also result in an automatic adjustment of any and all outstanding options, warrants and other rights exercisable or convertible into shares of our Common Stock. The adjustment will consist of an increase in the exercise price or conversion value per share by the factor of the Reverse Split and the number of shares issuable upon exercise or conversion will be reduced by the same factor. For example, if we implement a one-for-two (1-for-2) Reverse Split, an option, warrant or other right exercisable or convertible into 1,000 shares of our Common Stock at an exercise price or conversion value of $1.00 per share immediately before implementation of the Reverse Split would be exercisable or convertible into 500 shares of our Common Stock at an exercise price or conversion value of $2.00 per share immediately after implementation of the Reverse Split. All other relative rights and preferences of holders of outstanding options, warrants and other rights convertible or exercisable into shares of our common stock shall remain unchanged.

Reasons for Reverse Stock Split.

        We believe that approval of the Reverse Split is in the best interest of the Company and our shareholders for several reasons. First, our Common Stock is not currently listed on the Nasdaq SmallCap Market ("Nasdaq"). In order to qualify for initial inclusion on Nasdaq, it is necessary to qualify under Nasdaq's initial inclusion criteria that include, among other things, the requirement that our Common Stock maintain a minimum bid price of $4.00 per share and a market value of the public float of our securities of at least $5,000,000. As of the date of this Proxy Statement, we do not satisfy either of these criteria. As a result, it may be necessary to implement a reverse split of our Common Stock in order to meet the Nasdaq initial inclusion criteria should the Board of Directors determine that we satisfy the other listing criteria and would otherwise be eligible for trading on Nasdaq.

        Additionally, we believe that a Reverse Split, which will result in a higher per share trading price of our Common Stock, will enable us to attract additional interest in our Common Stock from the investment community, and particularly market-makers. Numerous broker-dealers and investment bankers require that a company's common stock have a minimum public trading price before those broker-dealers or investment bankers will agree to make a market in that security. As a result, we believe that the Reverse Split has the potential of improving the liquidity of the public market for our Common Stock.

Votes Required

        Approval and adoption of the increase in the number of shares of common stock issuable under our equity incentive plan will require that the votes cast in favor of the proposal exceed the votes cast against the proposal.

Board of Directors Recommendation

       OUR BOARD OF DIRECTORS HAS CONCLUDED THAT THE PROPOSED REVERSE STOCK SPLIT IS IN THE BEST INTEREST OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSAL AT THE MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth information with respect to beneficial ownership of our common stock by:
*	each person who beneficially owns more than 5% of the common stock;
*	each of our executive officers named in the Management section;
*	each of our Directors; and
*	all executive officers and Directors as a group.

The table shows the number of shares owned as of May 15, 2005 and the percentage of outstanding common stock owned as of May 15, 2005. Each person has sole voting and investment power with respect to the shares shown, except as noted.
Name and Address(3)	Number of Shares(1)	Percent Owned(2)
Gary L. Brown	9,412,029
Stephen Rogers	514,286
Kenneth L. Marshall	2,763,048
Jon Fatula	100,000
Alfredo Chang	1,172,880 (4)
Joe Williamson	135,000
Daniel Sullivan
Robert Weiss	370,000
Steven Smith	250,000
All Officers and Directors as a Group (9 persons)

_________________________________________________

(1)        Beneficial ownership is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership. Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)        The percentages shown are calculated based upon ______ shares of common stock outstanding. In calculating the percentage of ownership, unless as otherwise indicated, all shares of common stock that the identified person or group had the right to acquire within 60 days of the date of this Proxy Statement upon the exercise of options and warrants or conversion of notes are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(3)        Unless otherwise stated, the beneficial owner's address is 500 Ringling Boulevard, Sarasota, Florida 34242.

(4)        Includes debentures convertible into an aggregate of 678,880 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Open account cash advances have been made by various shareholders. No promissory notes, interest rates or repayment schedules were set at the time of such advances.

        In December 2001, Gary L. Brown, our Chairman, President and CEO, and Steve Jesson, one of our directors, were each issued 142,858 shares of our Common Stock in consideration of their joining our Board of Directors. In August 2002, Mr. Jesson resigned as a director. Effective April 17, 2003, Mr. Jesson was re-elected to serve as a director our Company, and at the time was granted an additional 142,858 shares of our Common Stock.

       From December 2001 to April 2003, Mr. Brown made cash advances to the Company totaling approximately $170,000. Mr. Brown has converted all of those cash advances into shares of our Common Stock at a conversion price of $.07 per share.

       In April 2003, Mr. Brown converted accrued and unpaid compensation in the amount of approximately $44,000 into shares of our Common Stock at a conversion price of $.07 per share.

       During the year ended June 30, 2002, Mr. Brown was granted an option to purchase 700,000 shares of Common Stock from the Shelton Voting Trust at a price of $.014 per share. During the year, Mr. Brown assigned options to purchase 142,858 shares of Common Stock each to Robert Francis (through Milford Communications Partners) and Stephen Rogers, as well as options to other persons. In connection with the option exercise, Mr. Brown acquired 220,525 shares of our Common Stock.

       In May 2002, Robert D. Francis, a director, acquired 142,858 shares of our Common Stock pursuant to the assignment from Gary L. Brown of an option held by Mr. Brown to purchase shares of Common Stock from the Shelton Voting Trust.

       From January 1, 2003 to April 30, 2003, Mr. Francis performed services as a consultant for the Company for which he was paid a consultant's fee of $6,250 per month. Effective April 30, 2003, Mr. Francis converted accrued compensation in the amount of $25,000 into shares of our Common Stock at a conversion price of $.07 per share.

       In May 2002, Stephen L. Rogers, a director, acquired 142,858 shares of Common Stock pursuant to an assignment from Gary L. Brown of an option held by Mr. Brown to purchase shares of Common Stock from the Shelton Voting Trust.

       From January 1, 2003 through March 31, 2003, Mr. Rogers provided consultant's services for the Company for a consulting fee of $5,000. Effective April 30, 2003, Mr. Rogers converted that sum into shares of our Common Stock at a conversion price of $.07 per share.

       Kenneth L. Marshall serves as Secretary and General Counsel to the Company in consideration of $5,000 per month. In addition, Mr. Marshall has made cash advances to our subsidiary, Rover Telcom Corporation, in the amount of $23,500. Effective April 30, 2003, Mr. Marshall converted an aggregate of $48,365 of accrued salary, cash advances and unreimbursed expenses into shares of our Common Stock at a conversion price of $.07 per share.

       In August 2003, we issued 300,000 shares of our Common Stock to our director, Stephen Rogers, in consideration of his consulting services for the Company. We valued the shares of Common Stock at $.10 per share.

       Alfredo Chang, a director, has received an aggregate of 425,000 shares of Common Stock in consideration of his services as a director and consultant.

       Robert Weiss, a director, was granted 250,000 shares of Common Stock for his services as a director. In addition, Black Knight Ventures, Ltd., an investment banking firm controlled by Mr. Weiss and is wife, was issued an additional 120,000 shares of Common Stock for investment banking services.

        In October 2004, the Company obtained a term loan from a commercial lender in the amount of $500,000. To obtain the loan, the lender required personal guarantees and collateral enhancement, which was provided by four individuals, three of whom are members of our Board of Directors. In consideration of those guarantees and collateral enhancements, the Company issued 50,000 shares of restricted Common Stock to each Alfredo Chang and Daniel J. Sullivan, a director and Chief Financial Officer, and the Company issued 100,000 shares of restricted Common Stock each to Robert Weiss, a director, and Joseph Roberts, a shareholder.

        On October 15, 2004, the Company agreed to an arrangement whereby additional debt was converted into 12% Convertible Debentures in the aggregate amount of $709,800. The Debentures were issued on December 16, 2004. This debt included unpaid promissory notes, fees for services, accrued salaries, travel and related expenses. This debt is now due on or before December 31, 2006. The debt and accrued interest is convertible into shares of the $.0001 par value Common Stock of the Company at the prices set forth below, at the option of the holders. The following sets forth the names of our affiliates and the number of shares to be received by each in conversion of our outstanding debt to such person:
Name	Amount of Debenture	Number of Shares if Converted	Price per Share
Gary L. Brown	$ 387,439	4,842,984	$.08
Kenneth L. Marshall	111,250	1,112,500	$.10
Clifford L. Neuman	106,073	1,060,730	$.10
Daniel J. Sullivan	36,250	362,497	$.10
Alfredo Chang	68,788	687,880	$.10
Total	709,800	8,066,591

        Effective April 5, 2005, the Company issued additional 12% Convertible Debentures to reflect unpaid accruals for salary, fees and unreimbursed expenses through March 31, 2005, to the following persons:
Name	Amount of Debenture	Number of Shares if Converted	Price per Share
Gary L. Brown	$100,000	1,666,666	$.06
Kenneth L. Marshall	50,000	841,667	$.06
Clifford L. Neuman	41,448	690,800	$.06
Steven D. Smith	50,000	841,667	$.06
Total	241,448	4,040,800

        On May 4, 2005, the following executive officers of the Company exercised their right to convert the foregoing Convertible Debentures into shares of common stock in the following numbers:
Name	Amount of Debentures Converted	Number of Shares Issued
Gary L. Brown	$487,438	6,509,589
Kenneth L. Marshall	161,250	2,043,167
Steven D. Smith	50,000	841,667
Total	698,688	9,394,423

OTHER MATTERS

        The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If, however, any other matters properly come before the Annual Meeting, it is the intention of the person's named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

        Whether or not you expect to present at the meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you wish to attend the meeting and wish to vote in person, you may withdraw your proxy.
SKYLYNX COMMUNICATIONS, INC.
By:______________________________________ Kenneth L. Marshall, Secretary

Shareholder Proposals For The 2006 Annual Meeting

        If any shareholder wishes to present a proposal for inclusion in the proxy materials to be mailed by the Company with respect to the 2006 Annual Meeting of Shareholders, the proposal must be presented to the Company's management prior to June 30, 2005, along with proof of common stock ownership in the Company. If, however, notwithstanding the foregoing deadline, a proposal is brought before the Meeting, then under the proxy rules of the Securities and Exchange Commission the proxies solicited by management with respect to the Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the person selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Commission's proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by overnight courier to SkyLynx Communications, Inc., 500 Ringling Boulevard, Sarasota, Florida 34242, Attention: Gary L. Brown, President and CEO.

SKYLYNX COMMUNICATIONS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

General

              The role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by:
*	Serving as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.
*	Reviewing and appraising the audit efforts of the Corporation's independent accountants.
*	Providing an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

Composition

              The Audit Committee shall consist of two or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. In determining whether any director is independent, the Board shall take into consideration the requirements of the principal exchange or system on which the Corporation's common stock is traded. Directors, who are affiliates of the Company, or officers or employees of the Company or of its subsidiaries, will not be considered independent

              All members of the Committee must be able to read and understand fundamental financial statements, including a corporation's balance sheet, income statement, and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee, and at least one member of the Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.1

              The members of the Committee are to be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Meetings

              The Committee shall hold regular meetings as may be necessary and special meetings as may be called by the Chairman of the Committee. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

___________________________
1 Exception for Small Business issuers - These issuers must establish and maintain an Audit Committee of at least two members, a majority of which must be independent directors. The understanding of accounting and financial management by members is not required.

Relationship with Independent Accountants

              The Corporation's independent accountants are to be ultimately accountable to the Board and the Committee, and the Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

Responsibilities and Duties

              To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
1.	Review and assess the adequacy of this Charter at least annually, and otherwise as conditions dictate.
2.

Review the Corporation's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission or the public; including any certification, report, opinion, or review rendered by the independent accountants.

3.

Review with financial management and the independent accountants the Corporation's filings with the Securities and Exchange Commission on Form 10-Q2 prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants
1.	Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.
2.

On an annual basis, obtain from the independent accountants, and review and discuss with the independent accountants, a formal written statement delineating all relationships the independent accountants have with the Corporation, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

3.	Recommend to the Board any appropriate action to oversee the independence of the independent accountants.
4.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
5.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

______________________________
2 Or Form 10-QSB if applicable.

Financial Reporting Processes3
1.	In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.
2.	Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.
3.	Consider, and approve, if appropriate, major changes to the Corporation's auditing and accounting principles.
4.

Establish regular and separate reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

5.

Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

6.	Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.
7.	Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance
1.	Establish, review and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code.
2.	Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.
3.	Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Adopted by Resolution of the Board of Directors
___________________, 2005

_________________________________________
3 If the company has an internal audit department, appropriate references should be made to the communications between the Committee and that department and to the Committee's review of that department.